UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

July 28, 2021

SOUTH JERSEY GAS COMPANY
(Exact name of registrant as specified in Charter)

New Jersey	000-22211	21-0398330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 South Jersey Plaza, Folsom, New Jersey 08037
(Address of principal executive offices, including zip code)
(609) 561-9000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

David Robbins, Jr. has announced that he will be retiring from South Jersey Industries, Inc. (“SJI”), effective December 31, 2021. Effective August 1, 2021, Mr. Robbins will resign as the President of SJI Utilities, Inc., the parent company of South Jersey Gas Company (the “Company”). He will continue to serve as Senior Vice President of SJI, until his retirement on December 31, 2021.

On July 28, 2021, the Board of Directors of the Company appointed Melissa J. Orsen, President of SJI Utilities, Inc. effective August 1, 2021, and Ms. Orsen will resign from her position as President and COO of the Company on the same day.  Ms. Orsen will continue to serve as Senior Vice President of SJI. Ms. Orsen joined the Company in 2018 as Senior Vice President, General Counsel.

Effective August 1, 2021, Brent W. Schomber has been named President and COO of the Company.  Mr. Schomber, age 46, previously served as Vice President of Operations of the Company.  Mr. Schomber joined the Company in 2007.

The selection of Mr. Schomber to the position of President of the Company was not pursuant to any arrangement or understanding with respect to any other person. In addition, there are no family relationships between Mr. Schomber and any director or other executive officer of the Company, and there are no related party transactions between the Company and Mr. Schomber reportable under Item 404(a) of Regulation S-K.

A copy of the Company’s press release announcing the retirement of Mr. Robbins and the appointments of Ms. Orsen and Mr. Schomber is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit Index

Exhibit	Description

99.1	Press release dated July 29, 2021, issued by South Jersey Industries, Inc.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2021	SOUTH JERSEY GAS COMPANY

	By:	/s/ Edythe Nipper
Name: Edythe Nipper
Title: Corporate Secretary